Pursuant to Rule 497(e)

File No. 333-111662

AIG SERIES TRUST

Short Horizon Income Fund

Supplement dated October 1, 2007

to the Prospectus dated February 28, 2007

On October 1, 2007, the Board of Trustees of AIG Series Trust (the “Trust”) approved a Plan of Liquidation for the Short Horizon Income Fund (the “Fund”), a series of the Trust, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 22, 2007 (the “Liquidation Date”). The Board concluded that it is in the best interest of shareholders to liquidate the Fund after careful consideration of the Fund’s small asset size and current expenses, among other considerations.

Suspension of Sales. Effective October 10, 2007, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders (including purchases through automatic investment plans and dividend reinvestments). To the extent there are any dividend payments on or after October 10, 2007, they will be paid in cash and not reinvested in additional shares of the Fund. The Fund’s distributor will waive the distribution and account maintenance fees payable under the Fund’s 12b-1 plans as of October 10, 2007.

Liquidation of Assets. After suspension of sales, the Fund may depart from its stated goal, investment strategies and techniques as it begins to convert all portfolio securities to cash or cash equivalents in preparation of the distribution of its assets to shareholders.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of any fund distributed by AIG SunAmerica Capital Services, Inc., and that offers exchangeability. Class A shareholders may exchange their Class A shares of the Fund for Class A shares of another fund distributed by AIG SunAmerica Capital Services, Inc, and that offers exchangeability prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge. For Class C shares, the contingent deferred sales charge payable on redemption of shares will be waived if shareholders redeem their shares, as long as the Fund’s transfer agent is notified at the time of the redemption.

U.S. Federal Income Tax Matters. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that a shareholder who receives an amount in liquidation of the Fund in excess of his tax basis will realize a capital gain, and a shareholder who receives an amount in liquidation of the Fund less than his tax basis will realize a capital loss.

Retirement Accounts. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date in employer sponsored retirement plans, Individual Retirement Accounts or other retirement accounts will be exchanged for shares of the SunAmerica Money Market Fund, a series of SunAmerica Money Market Funds, Inc., to avoid penalties that may be imposed under the Internal Revenue Code if Fund shares were redeemed in cash. Shareholders may obtain a copy of the Prospectus of the SunAmerica Money Market Fund by calling 1-800-858-8850.

This Supplement should be retained with your Prospectus for future reference.

SUP3-HZPRO-10/07